UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 1, 2018

MMA Capital Management, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3600 O’Donnell St, Suite 600, Baltimore, Maryland		21224
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:		(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01     Material Definitive Agreement

On June 1, 2018 (the “Closing Date”), MMA Capital Management, LLC (the “Company”), through its wholly-owned subsidiary MMA Energy Capital, LLC (“MEC” and collectively, the “Company”) entered into a membership interest purchase agreement (the “Agreement”) with Renewable Developer Holdings, LLC (“RDH” or “Seller”), pursuant to which the Company purchased all of RDH’s membership interests in Renewable Energy Lending, LLC (“REL”), a Delaware limited liability company, for approximately $5.1 million (the “Purchase”). In connection with the Purchase, the Company approved a special distribution by REL to RDH in the amount of its remaining capital in REL (approximately $58.6 million), which distribution occurred immediately prior to the closing of the Purchase. The Agreement also terminated certain ancillary agreements among the Company, REL, Seller and certain other entities, and included mutual releases relating to RDH’s ownership interest in REL. As a result of the Purchase, the Company is the sole member of REL. REL continues to hold its 50% membership interests in both Solar Construction Lending, LLC (“SCL”) and Solar Permanent Lending, LLC (“SPL”).

Seller and certain related persons and entities will have no further investment, rights or obligations under the REL Operating Agreement and the ancillary agreements except for certain rights which are expressly reserved, including certain indemnification rights. Seller and its affiliates will have no further interest in, or obligation to, REL, SPL or SCL, which includes no obligation to invest future capital in REL.

Item 9.01 Exhibits

10.1	Membership Interest Purchase Agreement by and between the Company and Renewable Developer Holdings, LLC
99.1	Press Release dated June 4, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MMA Capital Management, LLC

June 4, 2018	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: Chief Executive Officer and President